UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 1, 2010

AVNET, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	1-4224	11-1890605
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2211 South 47th Street, Phoenix, Arizona		85034
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	480-643-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

On August 26, 2010, Avnet, Inc., a New York corporation (the "Company"), as the Servicer, and Avnet Receivable Corporation, a Delaware corporation and wholly-owned subsidiary of the Company, as the Seller, entered into the Second Amended and Restated Receivables Purchase Agreement dated as of August 26, 2010 (the "Purchase Agreement"), with the Financial Institutions party thereto and JPMorgan Chase Bank, N.A., as Agent. Under and subject to the terms of the Purchase Agreement, Company may sell, on a revolving basis, an undivided interest of up to $600,000,000 in eligible receivables while retaining a subordinated interest in a portion of the receivables. The Company’s securitization facility does not qualify for sale treatment and, as a result, any borrowings under the facility are recorded as debt on the consolidated balance sheet. The Purchase Agreement supersedes that certain Receivable Purchase Agreement, dated as of June 28, 2001 (the "Original Purchase Agreement"), as the same had been amended. The securitization facility under the Purchase Agreement expires on August 25, 2011. At the present time, $300,000,000 is outstanding under the facility.
The summary of the accounts receivable securitization facility described above is qualified in its entirety by reference to the Purchase Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.
Concurrent with the Purchase Agreement, the Company also amended the Receivables Sale Agreement which amendment is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit
Number Description

10.1 Second Amended and Restated Receivables Purchase Agreement dated as of August 26, 2010, with the Financial Institutions party thereto and JPMorgan Chase Bank, N.A. as Agent
10.2 Amendment No. 8, dated as of August 26, 2010, to Receivables Sale Agreement between Avnet, Inc., (Originator) and Avnet Receivables Corporation (Buyer)

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVNET, INC.

September 1, 2010	By:	/s/ Raymond Sadowski

Name: Raymond Sadowski
Title: Senior Vice President and Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Second Amended and Restated Receivables Purchase Agreement dated as of August 26, 2010, with the Financial Institutions party thereto and JPMorgan Chase Bank, N.A. as Agent
10.2	Amendment No. 8, dated as of August 26, 2010, to Receivables Sale Agreement between Avnet, Inc., (Originator) and Avnet Receivables Corporation (Buyer)